UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 29, 2012

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Nyala Farm Road, Westport, Connecticut	06880
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Terex Corporation (“Terex” or the “Company”) is filing this Current Report on Form 8-K (the “Form 8-K”) to update the historical financial information included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 (the “2011 Form 10-K”) to reflect (i) that the Terex port equipment business, formerly part of the Company’s Cranes segment, is now consolidated within the Company’s Material Handling & Port Solutions segment effective July 1, 2012, (ii) the Company’s adoption of guidance from the Financial Accounting Standards Board with respect to the presentation of comprehensive income, which guidance became effective for the Company in its interim and annual reporting periods beginning January 1, 2012, (iii) measurement period adjustments the Company recorded to the acquisition balance sheet of Demag Cranes AG, which have been retrospectively reflected in the December 31, 2011 Consolidated Balance Sheet of the Company and (iv) revisions to the Company’s Condensed Consolidating Financial Statements to correct the presentation of intercompany activities between the Company, its 100%-owned guarantors and the non-guarantor subsidiaries for investments, loans, capital contributions and repayments. This Form 8-K will permit the Company to incorporate these financial statements by reference, or otherwise, in future SEC filings. The information in this Form 8-K is not an amendment to the 2011 Form 10-K or a restatement of the financial statements included therein.

The following Items that were included in the 2011 Form 10-K are being adjusted retrospectively to reflect items (i) - (iv) in the prior paragraph:

•	Part I. Item 1. Business

•	Part I. Item 2. Properties

•	Part II. Item 6. Selected Financial Data

•	Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II. Item 8. Financial Statements and Supplementary Data

•	Part IV. Item 15(a)(1) and (2). Financial Statements and Financial Statement Schedules

No Items in the 2011 Form 10-K other than those identified above are being updated by this filing. Information in the 2011 Form 10-K is generally stated as of December 31, 2011 and this filing does not reflect any subsequent information or events other than items (i) - (iv) in the first paragraph of this Item 8.01. Without limiting the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2011 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the events described above. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2012 (the “Form 10-Q”) and other filings with the Securities and Exchange Commission. This Current Report on Form 8-K should be read in conjunction with the 2011 Form 10-K, the Form 10-Q and any other documents the Company has filed with the Securities and Exchange Commission subsequent to February 29, 2012 (the “Other Documents”). The Form 10-Q and the Other Documents contain information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the 2011 Form 10-K.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

23.1	Consent of Independent Registered Public Accounting Firm - PricewaterhouseCoopers LLP, Stamford, CT
99.1
Updates to the Company’s Annual Report on Form 10-K for the year ended December 31, 2011
Part I. Item 1. Business
Part I. Item 2. Properties
   Part II. Item 6. Selected Financial Data
   Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II. Item 8. Financial Statements and Supplementary Data
Part IV. Item 15(a)(1) and (2). Financial Statements and Financial Statement Schedules

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2012

TEREX CORPORATION

By: /s/ Phillip C. Widman
Phillip C. Widman Senior Vice President and Chief Financial Officer